UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2009

CHICOPEE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	0-51996	20-4840562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Center Street, Chicopee, Massachusetts	01013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 594-6692

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 27, 2009, Chicopee Bancorp, Inc., the holding company for Chicopee Savings Bank, announced its financial results for the three months ended March 31, 2009. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description
Exhibit 99.1	Earnings Press Release dated April 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICOPEE BANCORP, INC.
(Registrant)

Date: April 28, 2009	By:	/s/ William J. Wagner
William J. Wagner
President and Chief Executive Officer